ARTICLES OF AMENDMENT TO THE ARTICLES
                               OF INCORPORATION OF
                          THE NETWORK CONNECTION, INC.

                                 ---------------

     These Articles of Amendment (the "Amendment") are being executed as of May 5, 1999, for the purpose of amending the Articles of Incorporation of The Network Connection, Inc. (the "Company"), pursuant to Section 14-2-602 of the Georgia Business Corporation Code.

     NOW, THEREFORE, the undersigned hereby certifies as follows:

     FIRST: The name of the corporation is The Network Connection, Inc.

     SECOND: Pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, the Board of Directors, adopted the following resolution providing for the creation of Two Million Four Hundred Ninety-Five Thousand Four Hundred (2,495,400) shares of Series D Convertible Preferred
Stock:

     RESOLVED, that pursuant to Article V of the Articles of Incorporation of the Company, there be and hereby is authorized and created a series of Preferred Stock, hereby designated as Series D Convertible Preferred Stock to consist of Two Million Four Hundred Ninety-Five Thousand Four Hundred (2,495,400) shares with a par value of $.01 per share and a Stated Value of $10.00 per share (the "Stated Value"), and that the designations, preferences and relative, participating, optional or other rights of the Series D Convertible Preferred Stock (the "Series D Preferred Stock") and qualifications, limitations or restrictions thereof, shall be as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1 Definitions. The terms defined in this Article whenever used in this Amendment have the following respective meanings:

     (a) "Additional Capital Shares" has the meaning set forth in Section
6.1(c).

     (b) "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

     (c) "Agreement" means that certain Asset Purchase and Sale Agreement dated April 29, 1999 between the Corporation and IFT.

     (d) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

     (e) "Capital Shares" means the Common Shares and any other shares of any other class or series of common stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Corporation.

     (f) "Closing Date" means the date of closing under the Agreement.

     (g) "Common Shares" or "Common Stock" means shares of common stock, $.001 par value, of the Corporation.

     (h) "Common Stock Issued at Conversion" when used with reference to the securities issuable upon conversion of the Series D Preferred Stock, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which the Series D Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

     (i) "Conversion Date" means any day on which all or any portion of shares of the Series D Preferred Stock is converted in accordance with the provisions hereof.

     (j) "Conversion Notice" has the meaning set forth in Section 6.2.

     (k) "Conversion Price" means on any date of determination the applicable price for the conversion of shares of Series D Preferred Stock into Common Shares on such day as set forth in Section 6.1.

     (l) "Corporation" means The Network Connection, Inc., a Georgia corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

     (m) "Current Market Price" on any date of determination means the closing bid price of a Common Share on such day as reported on the NASDAQ or such other exchange or quotation system where such Common Stock is traded.

     (n) "Holder" means IFT, any successor thereto, or any Person to whom the Series D Preferred Stock is subsequently transferred in accordance with the provisions hereof.

     (o) "IFT" means Interactive Flight Technologies, Inc., a Delaware corporation.

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

     (p) "Outstanding" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

     (q) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, a unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

     (r) "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

     (s) "Valuation Event" has the meaning set forth in Section 6.1.

     All references to "cash" or "$" herein means currency of the United States of America.

                                    ARTICLE 2
                                    RESERVED

                                    ARTICLE 3
                                      RANK

     The Series D Preferred Stock shall rank (i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created other than "Pari Passu Securities" (collectively, with the Common Stock, "Junior Securities"); (iii) pari passu with Corporation's Series B 8% Convertible Preferred Stock and with Corporation's Series C 8% Convertible Preferred Stock, and (iv) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking on parity with the Series D Preferred Stock ("Pari Passu Securities").

                                    ARTICLE 4
                                    DIVIDENDS

     The Holder shall be entitled to receive dividends and distributions on or with respect to the Series D Preferred Stock if, as, when, and in the amounts declared by Corporation's Board of Directors.

                                    ARTICLE 5
                             LIQUIDATION PREFERENCE


     (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series D Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series D Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series D Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preferences payable on all such shares.

     (b) At the option of each Holder, the sale, conveyance of disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons when the Corporation is not the survivor shall be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to, such transaction an amount equal to 120% of the Liquidation Preference with respect to each outstanding share of Series D Preferred Stock in accordance with and subject to the terms of this Article 5; provided, that all holders of Series D Preferred Stock shall be deemed to elect the option set forth above if at least a majority in interest of such holders elect such option. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

     (c) For purposes hereof, the "Liquidation Preference" with respect to a share of the Series D Preferred Stock shall mean an amount equal to the Stated Value thereof.


                                    ARTICLE 6
                     CONVERSION OF SERIES D PREFERRED STOCK

     SECTION 6.1 Conversion; Conversion Price. Each share of Series D Preferred Stock shall be convertible into the number of shares of Common Stock (rounded to the nearest 1/100 of a share) equal to a fraction, the numerator of which is (a) the product of One Hundred Fifty Percent (150%) multiplied by the number of outstanding shares of Common Stock on the Closing Date (excluding the shares of Common Stock and Preferred Stock issued to IFT on the Closing Date pursuant to the Agreement), treating all convertible securities (other than the Series D Preferred Stock), options, warrants, and other rights to acquire securities of Corporation outstanding on the Closing Date as if they had been converted or exercised (whether or not actually converted or exercised), as the case may be, minus (b) the number of shares of Common Stock issued to IFT on the Closing Date pursuant to the Agreement, and the denominator of which is 2,495,400.

     Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs after the date hereof as a result of which the number of Common Shares Outstanding (assuming for purposes of such determination, the issuance of all such shares pursuant to an exercise or conversion (as the case may be) of options, warrants, and other securities issued as part of such Valuation Event) shall be increased or decreased, then the Conversion Price shall automatically be proportionately decreased or increased, respectively, and the number of Common Shares reserved for issuance pursuant to the conversion of the then Outstanding Series D Preferred Stock shall be automatically proportionately increased or decreased respectively, so as appropriately to reflect the effects of such Valuation Event, effective immediately upon the effectiveness of such

Valuation Event. The adjustment required by the foregoing sentence shall be effectuated each time a separate Valuation Event shall occur, and such adjustments shall therefore be cumulative.

For purposes of this Section 6.1, a "Valuation Event" shall mean an event in which the Corporation at any time takes any of the following actions:

     (a) subdivides or combines its Capital Shares;

     (b) makes any distribution or dividend of its Capital Shares in respect of Outstanding Capital Shares;

     (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 6.1(a) and 6.1(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuances, or without consideration, except for issuances under employee benefit plans consistent with those presently in effect and issuances under presently outstanding warrants, options or convertible securities, to officers, directors or employees of the Corporation, or otherwise under the Corporation's 1994 Employee Stock Option Plan or non-employee Director Stock Option Plan;

     (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price in effect immediately prior to such issuance;

     (e) issues any securities convertible into or exchangeable or exercisable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible, exchangeable or exercisable securities shall be less than the Current Market Price in effect immediately prior to such issuance;

     (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for the payment of dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Corporation's assets (other than under the circumstances provided for in the foregoing Sections 6.1(a) through 6.1(e)); or

     (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 6.1(a) through 6.1(f), inclusive, which in the opinion of the Corporation's Board of Directors, determined in good faith, would have a material adverse effect upon the rights of the Holder at the time of a conversion of the Series D Preferred Stock.

     SECTION 6.2 Exercise of Conversion Privilege. (a) Conversion of the Series D Preferred Stock may be exercised, in whole or in part, by the Holder by telecopying an executed and completed notice of conversion in the form annexed hereto as Annex I (the "Conversion Notice") to the Corporation. Each date on which a Conversion Notice is telecopied to and received by the Corporation in accordance with the provisions of this Section 6.2 shall constitute a Conversion Date. The Corporation shall convert the Series D Preferred Stock and issue the Common Stock Issued at Conversion effective as of the Conversion Date. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. The Holder shall deliver the shares of Series D Preferred Stock to the Corporation by express courier within 30 days following the date on which the telecopied Conversion Notice has been transmitted to the Corporation. Upon surrender for conversion, the Series D Preferred Stock shall be accompanied by a proper assignment hereof to the Corporation or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, or such Series D Preferred Stock, whichever is later, the Corporation shall (i) issue the Common Stock issued at Conversion in accordance with the provisions of this Article 6, and (ii) cause to be mailed for delivery by overnight courier to the Holder (X) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion and (Y) cash, as provided in Section 6.3, in respect of any fraction of a Share issuable upon such conversion. Holder shall indemnify the Corporation for any damages to third parties as a result of a claim by such third party to ownership of the Series D Preferred Stock converted prior to the receipt of the Series D Preferred Stock by the Corporation. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates as long as the Series D Preferred Stock shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of the Series D Preferred Stock, as such, shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.4), to surrender the Series D Preferred Stock and to release the Corporation from all liability thereon. No cash payment aggregating less than $1.50 shall be required to be given unless specifically requested by the Holder.


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

     (b) If, at any time (i) the Corporation challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Series D Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 6.2 or (ii) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Series D Preferred Stock into Common Shares, then the Holder shall have the right but not the obligation, by written notice to the Corporation, to require the Corporation promptly to redeem the Series D Preferred Stock for cash at a redemption price equal to, in the case of (i), one hundred and twenty-five percent (125%) of the Stated Value thereof and, in the case of (ii), one hundred and fifteen percent (115%) of the Stated Value thereof (each, the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

     SECTION 6.3 Fractional Shares. No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Series D Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series D Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction. No cash payment of less than $1.50 shall be required to be given unless specifically requested by the Holder.

     SECTION 6.4 Reclassification, Consolidation, Merger or Mandatory Share Exchange. At any time while the Series D Preferred Stock remains outstanding and any shares thereof have not been converted, in case of any reclassification or change of Outstanding Common Shares issuable upon conversion of the Series D Preferred Stock (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon conversion of the Series D Preferred Stock) or in case of any consolidation, merger or mandatory share exchange of the Corporation with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Corporation is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Shares upon conversion of the Series D Preferred Stock), or in the case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation, or such successor, resulting or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series D

Preferred Stock providing that the Holder shall have the right to convert such new Series D Preferred Stock (upon terms and conditions not less favorable to the Holder than those in effect pursuant to the Series D Preferred Stock) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of the Series D Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of the Series D Preferred Stock had the Series D Preferred Stock been converted immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. The provisions of this Section 6.4 shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     SECTION 6.5 Compliance with Section 13(d). Notwithstanding anything herein to the contrary, until the Holder shall have filed a Schedule 13D or Schedule 13G under the Securities Exchange Act of 1934 (the "Exchange Act") and otherwise complied with the requirements of Section 13 of the Exchange Act with respect to its beneficial ownership of the Common Stock, the Holder shall not have the right, and the Corporation shall not have the obligation, to convert all or any portion of the Series D Preferred Stock if and to the extent that the issuance to the Holder of shares of Common Stock upon such conversion would result in the Holder's being deemed the "beneficial owner" of more than 5% of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Exchange Act, and the rules promulgated thereunder. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 5% of the then outstanding shares of Common Stock, then the Corporation shall redeem so many of such Holder's shares (the "Redemption Shares") of Series D Preferred Stock as are necessary to cause such Holder to be deemed the beneficial owner of not more than 5% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series D Preferred Stock and the Holder shall have no interest in or rights under such Redemption Shares. Any and all dividends paid on or prior to the date of such determination shall be deemed dividends paid on the remaining shares of Series D Preferred Stock held by the Holder. Such redemption shall be for cash at a redemption price equal to the sum of (i) the Stated Value of the Redemption Shares and (ii) any accrued and unpaid dividends to the date of such redemption.

     SECTION 6.6 Shareholder Approval. Unless the Corporation shall have obtained approval by its voting stockholders in accordance with the rules of the NASDAQ or such other stock market or quotation system as the Corporation shall be required to comply with, of the issuance of Common Shares to the Holder pursuant to a conversion of Series D Preferred Stock, then the Corporation shall not issue shares of Common Stock upon any such conversion if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation upon conversion of shares of the Series D Preferred Stock, would equal or exceed twenty percent (20%) of the number of shares of the Corporation's Common Stock which were issued and outstanding on the Closing Date. The limitation on the Holder's right of conversion contained in the preceding sentence shall terminate on July 15, 1999.

                                    ARTICLE 7
                                  VOTING RIGHTS

     Except as otherwise provided by the Georgia Business Corporation Code ("GCL"), in this Article 7, or in Article 8 below, the Holders of the Series D Preferred Stock shall have no voting power.

     In the event that on or before July 15, 1999, the Corporation's Articles of Incorporation have not been amended to increase the number of authorized shares of Common Stock sufficiently to permit the Corporation to issue to IFT, upon the exercise of all options and warrants and the conversion of all convertible securities held by IFT, that number of shares of Common Stock necessary to satisfy the Corporation's obligations under all such securities, then each share of Series D Preferred Stock shall be entitled to cast six (6) votes at any duly called meeting of the stockholders of the Corporation on any matter presented for consideration of such stockholders.

     During the period in which the Series D Preferred Stock shall be non-voting, the Corporation shall nonetheless provide each Holder of Series D Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each Holder, at least thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such action is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

     To the extent that under the GCL the vote of the holders of the Series D Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series D Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series D Preferred Stock (except as otherwise may be required under the GCL) shall constitute the approval of such action by the class. To the extent that under the GCL holders of the Series D Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series D Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series D Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the GCL.


                                    ARTICLE 8
                              PROTECTIVE PROVISIONS

     As long as shares of Series D Preferred Stock are Outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the GCL) of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock:

     (a) alter or change the rights, preferences or privileges of the Series D Preferred Stock;

     (b) create any new class or series of capital stock having a preference over the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series D Preferred Stock;

     (c) increase the authorized number of shares of Series D Preferred Stock;
or

     (d) do any act or thing not authorized or contemplated by this Amendment which would result in taxation of the holders of shares of the Series D Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

     In the event holders of at least a majority of the then outstanding shares of Series D Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series D Preferred Stock, pursuant to subsection


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

(a) above, so as to affect the Series D Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series D Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty
(30) days to convert pursuant to the terms of this Amendment as they exist prior to such alteration or change or continue to hold their shares of Series D Preferred Stock.


                                    ARTICLE 9
                                  MISCELLANEOUS

     SECTION 9.1 Loss, Theft, Destruction of Series D Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series D Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series D Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series D Preferred Stock, new shares of Series D Preferred Stock of like tenor. The Series D Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 10.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series D Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     SECTION 9.2 Who Deemed Absolute Owner. The Corporation may deem the Person in whose name the Series D Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series D Preferred Stock for the purpose of receiving payment of dividends on the Series D Preferred Stock, for the conversion of the Series D Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series D Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

     SECTION 9.3 Notice of Certain Events. In the case of the occurrence of any event described in Section 6.1 of this Amendment, the Corporation shall cause to be mailed to the Holder of the Series D Preferred Stock at its last address as it appears in the Corporation's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days notice is not practicable, at the earliest practicable date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Series D Preferred Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Series D Preferred Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

     SECTION 9.4 Register. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series D Preferred Stock. Upon any transfer of the Series D Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the Series D Preferred Stock register.

     The Corporation may deem the person in whose name the Series D Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series D Preferred Stock for the purpose of receiving payment of dividends on the Series D Preferred Stock, for the conversion of the Series D Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon the Series D Preferred Stock to the extent of the sum or sums so paid or the conversion or conversions so made.

     SECTION 9.5 Withholding. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series D Preferred Stock.

     SECTION 9.6 Headings. The headings of the Articles and Sections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation to be signed by its duly authorized officers as of the day first above written.

                                       THE NETWORK CONNECTION, INC.



                                       By: ______________________________
                                          Name:
                                          Title:



                                       By: ______________________________
                                          Name:
                                          Title:


INITIAL HOLDER

INTERACTIVE FLIGHT TECHNOLOGIES, INC.



By: _________________________
    Name:
    Title:

                                     ANNEX I
                           [FORM OF CONVERSION NOTICE]


TO:




     The undersigned owner of this Series D Preferred Stock (the "Series C Preferred Stock") issued by The Network Connection, Inc. (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series D Preferred Stock into shares of the common stock, $.001 par value, of the Corporation ("Common Stock"), in accordance with the terms of the Amendment. The undersigned hereby instructs the Corporation to convert the number of shares of the Series D Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Amendment. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Series D Preferred Stock recertificated, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Amendment.


Dated: __________________



--------------------------------------
             Signature


     Fill in for registration of Series D Preferred Stock:


Please print name and address
(including zip code number):


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